UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  February 10, 2017

QS Energy, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	0-29185	52-2088326
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5266 Hollister Avenue, Suite 219
Santa Barbara, California	93111
(Address of principal executive offices)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

As reported in QS Energy, Inc.’s (the “Company”) Form 8-k, filed on December 2, 2016, the Company entered into a Field Test Agreement (“Field Test Agreement”) with a large Canadian oil company, located in Calgary, Alberta. A field test was conducted in furtherance of the Field Test Agreement. On February 10, 2017, the Company issued a press release announcing the results of the field test. A copy of the press release is furnished herewith as Exhibit 99 and is incorporated by reference herein in its entirety.

Item 9.01	Financial Statements and Exhibits.

The following exhibit is furnished herewith:

Exhibit
Number	Description

99	Press Release dated February 10, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 10, 2017	QS ENERGY, INC.
	By:	/s/ Greggory Bigger
	Name:	Greggory Bigger
	Title:	CEO